UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2015
(Date of Report)

May 26, 2015
(Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Alfredo Gangotena, who currently serves as Sotheby's Chief Marketing Officer, will terminate employment with Sotheby's, effective June 30, 2015. In connection with his termination, Mr. Gangotena will receive payments consistent with his previously disclosed letter agreement dated December 2013. Mr. Gangotena's responsibilities will be assumed by Mr. David Goodman, Sotheby's newly appointed Executive Vice President of Digital Development and Marketing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Jonathan Olsoff

Jonathan Olsoff
Senior Vice President,
Worldwide General Counsel and Corporate Secretary

Date:	June 1, 2015

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